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                                       8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 3rd, 1999

                     Access Solutions International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                  Delaware
               (State or Other Jurisdiction of Incorporation)

        0-28920                                        05-0426298
(Commission File Number)                    (IRS Employer Identification No.)

(401) 295-2691
(Registrant's Telephone Number, Including Area Code)

Item 4. Changes in registrant's certified accountants

Item 7. Financial Statements and Exhibits.
(a) Financial Statements of business acquired.          Not applicable
(b) Pro forma financial information.                    Not applicable
(c) Exhibits

Exhibit Number                  Exhibit Title 99.0
                                Letter dated July 6, 1999 from Access
                                Solutions International, Inc., Registrant

Exhibit Number                  Exhibit Title 99.0








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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Access Solutions International, Inc.
                              Registrant

                              By /s/ Denis L. Marchand
                              ---------------------------------
                              Denis L. Marchand
                              Vice President Finance and Administration and Chief Accounting Officer